The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


     I want to begin by thanking our many long-time shareholders for their loyalty to The Torray Fund and extending a warm welcome to those of you who have invested with us more recently. You can be certain we are doing everything we can to ensure your trust and confidence are rewarded.

     As you know, our fund rose sharply last year. It earned 37.1% including reinvested dividends, bringing the seven-year average to 22.8% compounded annually. Assuming maximum rates on capital gains and ordinary income distributions, after-tax returns were 36.2% and 21.5%. The chart on page 7 shows that we have earned a higher return than the Standard & Poor's 500 Index. The companion chart illustrates what that means to you in dollars. I am also pleased to say that according to the mutual fund rating service, Morningstar, Inc., The Torray Fund has done well relative to its peers. Among all growth funds we are ranked #2 of 707 funds and #5 of 412 funds for the last three and five years respectively. These results were not made with "Hail Mary" passes but rather plain old blocking and tackling. The game plan going forward is the same.

     As you may recall, The Torray Fund trailed the market during the first half of last year. I explained in the mid-year report that our investment of more than $200 million in stocks at the time not popular with Wall Street was the cause. Included in this group were AT&T, Electronic Data Systems, Hughes Electronics and Salomon, Inc. We also had made a significant commitment to cable stocks after their collapse over the preceding 12 to 18 months.

     During the second half things changed. AT&T announced a number of favorable developments including the appointment of Michael Armstrong as Chief Executive Officer. Armstrong, the highly regarded former CEO of Hughes Electronics, already has initiated major cost cutting programs, several asset sales and more recently the $11 billion acquisition of local service provider Teleport Communications. In reaction, AT&T's stock has appreciated from $35 on June 30 to about $63 as I write. It is our number one investment. Meanwhile, Salomon, Inc., a stock we had been accumulating for nearly seven years, was acquired by Travelers Corp. at year end. This transaction boosted the value of our Salomon position by 50%, and the Travelers shares received in exchange now represent your fund's second-largest asset. Cable stocks -- Cox Communications, Tele-Communications, Inc. and U.S. West Media Group -- also surged during the last half of 1997. The latter rose 50% and the other two have doubled. Mellon Bank, Sallie Mae (renamed

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

SLM Holding), IBM, Banc One and Loral Space and Communications also contributed importantly to the fund's performance last year.
     On a different point, the market's 31.1% annual return over the last three years set an all-time record. Your fund did even better by advancing 38.6% per year. At the beginning of 1995 we were not even remotely anticipating such an outcome. Nineteen ninety-four had been a gloomy year on Wall Street, and many "experts" were calling for a repeat in 1995. The bears, as usual, thought stocks were going down. To our complete surprise The Torray Fund went up 50.4%. Largely due to the size of the market's advance, we thought stocks might mark time or perhaps lose a little ground going forward. Instead they continued their rise and our fund jumped another 29%. This prompted me to say in our 1996 Annual Report that we thought stock prices were ahead of fundamentals. I added that any investment capable of compounding at 20% for six years, as The Torray Fund had done, could also go down for a while. In our 1997 mid-year report I repeated that the market seemed very high. I commented as well on the enormous trading volume then running 250-300 times daily levels of 1961, my first year in the investment business. (On October 28, 1997, trading reached 1.2 billion shares, surpassing by 2 1/2 times the entire year's volume of 1961.)
     All things considered, by the middle of 1997 we felt the likelihood of another big rise in share prices was remote. We were wrong. The market continued its advance and The Torray Fund rose another 24 percentage points to close the year up 37%. It goes to show that while we're not living in a tent, we still don't know any more about the market's direction than the next fellow:



   THE WIZARD OF ID                             Brant parker and Johnny hart



                                    [CARTOON]




   By permission of Johnny Hart and Creators Syndicate, Inc.

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

     Even so, we can't escape the feeling that market gains of recent years are simply unsustainable. Some, we realize, will not agree. It has been reported that Montgomery Asset Management in San Francisco polled mutual fund shareholders twice last year. Investors were asked how much they expected to make annually on their funds over the next decade. First they said 22% then later 34%. (At the latter number, the Dow Jones Average would reach 144,000 by 2007.) Hearing the survey's results, a fund manager in Philadelphia was quoted as saying, "They must have polled the loony bin." Although we are comfortable that none of our shareholders could be found in such a place, a little insurance may be in order. I will take a moment, therefore, to explain why we think stock returns are headed down.

     Over long periods -- several decades or more -- stocks reflect only one thing: corporate earnings. The lines depicting earnings and share prices on 35-year stock charts invariably match perfectly. Without exception, it can be seen from any chart you choose that rising earnings mean higher prices and vice versa. If the expectations of Montgomery's latest pollees are to be realized, and given that stocks already value earnings at record levels, we think corporate profits will have to compound at 34% or so over the next decade. As my partner Doug Eby says, "If it happens, lightbulbs will probably cost $200 apiece."

     Some companies (we wish we knew which ones) undoubtedly will report earnings growth in that range for a decade. But there will not be many. It's for sure the country's largest enterprises will not. Small businesses won't either. Professionals -- lawyers, doctors, architects, even mutual fund managers -- have no chance of compounding their earnings at such rates. The economy itself grows only 2% - 4% annually. Sometimes it doesn't grow at all. Occasionally it slumps. The fact is that nothing of national importance is likely to compound at 34% over the next decade. Think about it: a $10,000 investment in The Torray Fund earning 34% annually would be worth $65 million in 30 years. At the rate of return we have made for the last three years, it would become $157 million. This is not going to happen.

     In addition to economics, history teaches us not to get too excited about stock market booms. Professor Jeremy J. Siegel of The Wharton School, University of Pennsylvania, has studied stock returns all the way back to the year 1802. His work shows that after inflation stocks have earned 7% annually. "I've found this remarkable stability over time," he says, "The long run return is always the same, about 7%." (Adding inflation, the average has been 10% - 11%.)

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

     While your management's 15% long-term objective may appear modest in light of recent experience, it is really quite ambitious when viewed from a historic perspective. We are, nevertheless, optimistic it can be achieved. If we are successful, I think you will be pleased with the results. Two examples may help illustrate the point: During the summer of 1996, my wife Nancy and I were visiting with friends who told us in passing they had recently sold an inherited house for $1.8 million. The former owner had purchased it for only $20,000. "How long ago?" I asked. "In 1940," they said. Money compounding at 15% doubles in less than five years. At that rate, more than 11 doublings would have occurred since 1940, turning $20,000 into $50 million. The appreciation on the house, excluding insurance, taxes, interest and maintenance was 8.4% annually. The other example comes from a recent New York Times account of the O'Malley family's sale of the Los Angeles Dodgers to Rupert Murdoch's Fox Group. Walter O'Malley purchased the Dodgers for $1.4 million in 1950 when the team was still in Brooklyn. The Times reported the Dodgers were expected to bring $350 million. It editorialized that when "the elder O'Malley fled Brooklyn for the riches of Southern California, after the 1957 season, he might never have dreamed his asset would one day sell for $350 million." I'm sure you'll not be surprised to learn that Mr. O'Malley's $1.4 million investment compounding at 15% over 47 years would be worth more than $997 million today. Based upon the team's sale price, the return was a still impressive 12.5%. The pleasures and challenges of owning that wonderful team, I'm sure, made up for the difference.

     Although most of us can't wait 47 or 56 years, and relatively few people have $1.4 million to invest, the average person also doesn't need $997 million to live comfortably. The fact is that even modest sums compounding at double-digit rates over a few decades can make a big difference in one's financial situation. Money earning 15% multiplies 4 times in 10 years, 16 times in 20 years and 66 times in 30 years. I hope that each of you will try hard to think along these lines, or perhaps for a while even more conservatively. As we all have discovered, it is better to be pleasantly surprised than unexpectedly disappointed.

     Many of you have asked whether we plan to close our fund to new investors. Right now the answer is no. So far, cash flow from shareholders has proven to be a tremendous advantage. It has funded promising new investments and additions to existing holdings that otherwise could not have been made without selling stocks we prefer to retain. As a consequence, portfolio turn-

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

over has been reduced and taxes deferred. Nevertheless, you are right to be concerned about this issue. The investment performance of many funds has suffered as an apparent result of rapid asset growth. In most such cases, however, we think unsound investment policies, not rising cash flow, are to blame. The investment industry is loaded with examples of funds striking it lucky, advertising a short-term record and receiving an avalanche of money in return. Often, the cash is plowed into narrow market segments, micro and small capitalization stocks, or simply used to trade the market's momentum. If enough money is involved, it can have a self-reinforcing effect on stock prices which in turn may lead to even heavier cash flows, further price escalation and on and on. Favorable results of such operations are sure to be promoted at shareholder expense, and the fund managers involved elevated to "star" status by the media. Unfortunately for investors, however, the life cycle of these apparent "money machines" is normally limited. Sooner or later performance suffers, the process goes into reverse and the "stars", exposed as "Emperors without clothes", rejoin Wall Street central casting to learn new lines.

     This scenario is not going to unfold at The Torray Fund. The simple reason is that we are investing in long-term business values, not chasing stock prices. Usually we buy when prices are falling. Furthermore, most of the fund's assets are committed to relatively sizable companies. AT&T, for example, has
1.6 billion shares outstanding worth over $100 billion. Even though it is our largest investment, The Torray Fund owns less than 5/100ths of 1 percent of its capitalization. In fact, our entire fund, now over $700 million, amounts to only 7/10ths of 1 percent of AT&T's market value. Viewed from a different perspective, the U.S. market's $9.3 trillion value is 13,800 times the size of The Torray Fund. At this time we don't see a problem.

     In closing, I want to re-emphasize a point I have made to you in the past: value derives from the business, not from the stock. We have complete confidence in the businesses owned by The Torray Fund. As a result, regardless of how much our stocks gyrate, we never lose sleep. We hope you won't either. Remember, stock prices only reflect the investing public's transient view of value, they do not create it. I am reminded of Groucho Marx's famous quip: "Who are you going to believe, me or your own eyes?" To paraphrase Groucho, are we to believe the stock ticker or our seasoned judgment about business values? Well, I know you know the answer to that one.

The Torray Fund
--------------------------------------------------------------------------------
Letter to Shareholders


January 30, 1998
--------------------------------------------------------------------------------

     The directors, officers and employees of The Torray Corporation again extend their appreciation for your confidence and trust. I have said it before and will repeat -- we enjoy working for you. We also wish to thank those of you who have called or written to compliment us on the fund's results. It means a lot.

                                        Sincerely,
                                        /s/ Robert E. Torray
                                        ----------------------
                                        Robert E. Torray
                                        President
                                        The Torray Corporation

The Torray Fund
--------------------------------------------------------------------------------
PERFORMANCE DATA


As of December 31, 1997
--------------------------------------------------------------------------------

   Total Rates of Return on an Investment in The Torray Fund vs. the S&P 500

                             For each of the years:


                         1991          1992         1993         1994          1995          1996          1997     7 Years
                         ----          ----         ----         ----          ----          ----          ----     ----------
The Torray Fund         19.98%        21.04%        6.37%        2.41%        50.41%        29.09%        37.12%    321.25%
S&P 500                 30.48%         7.66%       10.09%        1.30%        37.54%        22.98%        33.36%    253.38%

                                    [CHART]


      Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

             Fund returns are after all expenses. Past performance
                      is not predictive of future results.

The Torray Fund
--------------------------------------------------------------------------------
PERFORMANCE DATA


As of December 31, 1997
--------------------------------------------------------------------------------

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations)


                    12/31/90       1991         1992         1993         1994         1995         1996         1997
                    --------     -------      -------      -------      -------      -------      -------      -------
The Torray Fund      $ 10,000     $11,999      $14,523      $15,448      $15,821      $23,796      $30,719      $42,122
S&P 500              $ 10,000     $13,048      $14,047      $15,465      $15,666      $21,547      $26,499      $35,339

                                    [CHART]



      Returns on both The Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

             Fund returns are after all expenses. Past performance
                      is not predictive of future results.


                          AVERAGE ANNUAL TOTAL RETURNS

                     (for periods ended December 31, 1997)


                         1 Year        2 Years       3 Years       4 Years       5 Years       6 Years       7 Years
                         ---------     ---------     ---------     ---------     ---------     ---------     ---------
     The Torray Fund     37.12%        33.05%        38.60%        28.50%        23.73%        23.28%        22.79%
     S&P 500             33.36%        28.06%        31.15%        22.95%        20.26%        18.06%        19.76%

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 1997
--------------------------------------------------------------------------------


                                          Principal Amount
                                             or Shares                                                             Market Value
                                         -----------------                                                       ---------------
U.S GOVERNMENT OBLIGATIONS 1.26%
                                             3,770,000       U. S. Treasury Bill 5.48% due 08/20/98              $  3,643,788
                                             2,325,000       U. S. Treasury Bill 5.28% due 09/17/98                 2,237,855
                                             1,610,000       U. S. Treasury Bill 5.34% due 10/15/98                 1,543,489
                                               225,000       U. S. Treasury Bill 5.33% due 11/12/98                   214,736
                                                                                                                 ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                                   7,639,868
                                                                                                                 ------------
 (amortized cost $7,641,225)
COMMON STOCK 98.02%
    13.00% FINANCIAL SERVICES
                                               768,679       Travelers Group, Inc.                                 41,412,581
                                               211,200       SLM Holding Corporation                               29,383,200
                                                93,000       American Express Company                               8,300,250
                                                                                                                 ------------
                                                                                                                   79,096,031
    10.09% MEDIA & ENTERTAINMENT
                                               700,000       US West Media Group*                                  20,212,500
                                               550,000       Tele-Communications Inc. Class A*                     15,365,625
                                               350,000       Cox Communications Inc. Class A*                      14,021,875
                                             1,200,000       United States Satellite Broadcasting Co., Inc.*        9,525,000
                                                23,000       The Walt Disney Company                                2,278,438
                                                                                                                 ------------
                                                                                                                   61,403,438
     9.53% HEALTHCARE
                                               341,000       Boston Scientific Corporation*                        15,643,375
                                               381,900       St. Jude Medical, Inc.*                               11,647,950
                                               331,200       Tenet Healthcare Corporation*                         10,971,000
                                               185,000       Amgen, Inc.*                                          10,013,125
                                                80,000       Lilly (Eli) & Company                                  5,570,000
                                                34,000       Johnson & Johnson                                      2,239,750
                                                20,000       Bristol-Myers Squibb Company                           1,892,500
                                                                                                                 ------------
                                                                                                                   57,977,700
     9.44% AEROSPACE/DEFENSE/ELECTRONICS
                                               170,000       Northrop Grumman Corporation                          19,550,000
                                               160,000       General Dynamics Corporation                          13,830,000
                                               250,830       Raytheon Company Class A                              12,369,074
                                               175,000       Boeing Company                                         8,564,063
                                                32,000       Lockheed Martin Corporation                            3,152,000
                                                                                                                 ------------
                                                                                                                   57,465,137

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 1997
--------------------------------------------------------------------------------


                                9.22% COMMUNICATIONS EQUIPMENT
                                            1,315,000     Loral Space & Communications Ltd.*        28,190,312
                                            501,000       Hughes Electronics Corporation            18,505,688
                                            105,000       Motorola, Inc.                             5,991,563
                                             43,009       Lucent Technologies, Inc.                  3,435,344
                                                                                                    ----------
                                                                                                    56,122,907
     9.16% BANKING
                                            340,000       Banc One Corporation                      18,466,250
                                            304,000       Mellon Bank Corporation                   18,430,000
                                            194,368       First American Corporation (Tenn)          9,669,808
                                             55,000       Citicorp                                   6,954,063
                                            103,736       Southern Financial Bancorp, Inc.           2,230,324
                                                                                                  ------------
                                                                                                    55,750,445
     8.67% COMPUTER SYSTEMS & INTEGRATION
                                            820,000       Electronic Data Systems Corporation       36,028,749
                                            160,000       IBM Corporation                           16,730,000
                                                                                                  ------------
                                                                                                    52,758,749
     8.01% LONG DISTANCE/TELECOMMUNICATIONS
                                            736,300       AT&T Corporation                          45,098,374
                                             50,000       SBC Communications, Inc.                   3,662,500
                                                                                                  ------------
                                                                                                    48,760,874
     6.18% CONSUMER PRODUCTS
                                            215,000       Kimberly-Clark Corporation                10,602,188
                                            365,000       International Home Foods, Inc.*           10,220,000
                                            180,000       Mattel, Inc.                               6,705,000
                                             58,000       Ralston Purina Company                     5,390,375
                                            194,000       Dreyer's Grand Ice Cream, Inc.             4,680,250
                                                                                                  ------------
                                                                                                    37,597,813
     6.15% CHEMICALS
                                            350,000       DuPont (E.I.) de Nemours & Co.            21,021,875
                                            175,000       Eastman Chemical Company                  10,423,438
                                            173,800       Morton International, Inc.                 5,974,375
                                                                                                  ------------
                                                                                                    37,419,688
     4.73% AGRICULTURAL PRODUCTS
                                            956,000       Archer Daniels Midland Company            20,733,250
                                            192,000       Monsanto Company                           8,064,000
                                                                                                  ------------
                                                                                                    28,797,250

The Torray Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


As of December 31, 1997
--------------------------------------------------------------------------------


                                   2.27% PACKAGING
                                        275,000    Crown Cork and Seal Company, Inc.       13,784,375
     1.57% CONSTRUCTION MATERIALS
                                        130,000    Nucor Corporation                        6,280,625
                                         90,000    Martin Marietta Materials, Inc.          3,290,625
                                                                                           ----------
                                                                                            9,571,250
TOTAL COMMON STOCK  98.02%                                                                596,505,657
                                                                                          -----------
  (cost $458,570,159)
TOTAL PORTFOLIO SECURITIES   99.28%                                                       604,145,525
  (amortized cost $466,211,384)
OTHER ASSETS LESS LIABILITIES  0.72%                                                        4,391,393
                                                                                          -----------
NET ASSETS  100.00%                                                                      $608,536,918
                                                                                         ============

*Non-income producing securities




TOP 10 HOLDINGS
---------------

     1. AT&T Corporation                         6. DuPont (E.I.) de Nemours & Co.
     2. Travelers Group, Inc.                    7. Archer Daniels Midland Company
     3. Electronic Data Systems Corporation      8. US West Media Group
     4. SLM Holding Corporation                  9. Northrop Grumman Corporation
     5. Loral Space & Communications Ltd.       10. Hughes Electronics Corporation

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 1997
--------------------------------------------------------------------------------


     ASSETS
        Investments in securities at value
          (amortized cost $466,211,384)                      $  604,145,525
        Subscriptions receivable                                  7,192,105
        Interest and dividends receivable                           614,090
        Cash                                                          7,631
                                                             --------------
        TOTAL ASSETS                                            611,959,351
                                                             --------------
     LIABILITIES
        Payable for securities purchased                          3,073,849
        Redemptions payable                                         185,640
        Accrued expenses                                            162,944
                                                             --------------
        TOTAL LIABILITIES                                         3,422,433
                                                             --------------
     NET ASSETS                                              $  608,536,918
                                                             ==============
        Shares of beneficial interest ($1 stated value,
          17,977,542 shares outstanding, unlimited
          shares authorized)                                 $   17,977,542
        Paid-in-capital in excess of par                        452,625,137
        Undistributed net investment income                              98
        Net unrealized appreciation of investments              137,934,141
                                                             --------------
     NET ASSETS                                              $  608,536,918
                                                             ==============
        Per Share                                            $        33.85
                                                             ==============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


For the year ended December 31, 1997
--------------------------------------------------------------------------------


     INVESTMENT INCOME
        Interest income                                    $     387,274
        Dividend income                                        5,128,000
                                                           -------------
        Total income                                           5,515,274
                                                           -------------
     EXPENSES
        Management fees                                        3,446,533
        Other expenses:
        Legal fees                           $48,056
        Transfer agent fees                  140,797
        Audit fees                            20,000
        Registration & filing fees           128,503
        Custodian's fees                      57,074
        Trustees' fees                        19,250
        Printing, postage and mailing         36,785
        Insurance                              4,621
                                             -------
           Total other expenses                                  455,086
                                                           -------------
        Total expenses                                         3,901,619
                                                           -------------
     NET INVESTMENT INCOME                                     1,613,655
                                                           -------------
     REALIZED AND UNREALIZED GAIN
       ON INVESTMENTS
        Net realized gain on investments                      10,014,391
        Net change in unrealized gain                        108,257,485
                                                           -------------
        Net gain on investments                              118,271,876
                                                           -------------
     NET INCREASE IN NET ASSETS
       FROM OPERATIONS                                     $ 119,885,531
                                                           =============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


For the years ended December 31:
--------------------------------------------------------------------------------


                                                            1997              1996
                                                      ---------------   ---------------
     Increase in Net Assets from Operations:
        Net investment income                         $  1,613,655       $    646,069
        Net realized gain on investments                10,014,391          2,377,790
        Net change in unrealized gain (loss)           108,257,485         16,868,896
                                                      ------------       ------------
          Net increase in net assets from
           operations                                  119,885,531         19,892,755
     Distributions to Shareholders from:
        Net investment income ($0.130 and
          $0.187 per share, respectively)               (1,613,557)          (647,899)
        Net realized gains ($0.576 and $0.532 per
          share, respectively)                         (10,014,391)        (2,382,500)
                                                      ------------       ------------
          Total distributions                          (11,627,948)        (3,030,399)
     Shares of Beneficial Interest
        Increase from share transactions               383,686,314         48,987,063
                                                      ------------       ------------
           Total increase                              491,943,897         65,849,419
     Net assets -- beginning of period                 116,593,021         50,743,602
                                                      ------------       ------------
     Net assets -- end of period (including
       undistributed net investment income of $98
       and $0, respectively)                          $608,536,918       $116,593,021
                                                      ============       ============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


For a share outstanding for:
--------------------------------------------------------------------------------

PER SHARE DATA($)




                                                      Years ended December 31:
                                        -----------------------------------------------------
                                             1997          1996         1995         1994
                                        ------------- ------------- ------------ ------------
Net Asset Value, Beginning of
 Period                                   $ 25.220      $ 20.110      $ 13.755    $  14.273
   Income From Investment Operations
   ------------------------------------
   Net Investment Income                    0.130         0.186         0.215         0.213
   Net Gains on Securities
    (both realized and unrealized)          9.206         5.642         6.674         0.130
                                          --------      --------      --------    ---------
   Total from Investment Operations         9.336         5.828         6.889         0.343
   Less Distributions
   ------------------------------------
   Dividends (from Net Investment
    Income)                                 (0.130)       (0.187)       (0.214)      (0.213)
   Distributions (from Capital Gains)       (0.576)       (0.531)       (0.320)      (0.648)
                                          --------      --------      --------    ---------
    Total Distributions                     (0.706)       (0.718)       (0.534)      (0.861)
Net Asset Value, End of Period            $ 33.850      $ 25.220      $ 20.110    $  13.755
TOTAL RETURN3                                37.12%        29.09%        50.41%        2.41%
RATIOS / SUPPLEMENTAL DATA
   Net Assets, End of Period
    (000's omitted)                       $608,537      $116,593      $ 50,744    $  23,362
   Ratio of Expenses to Average Net
    Assets                                    1.13%         1.25%         1.25%        1.25%
   Ratio of Net Income to Average Net
    Assets                                    0.47%         0.87%         1.31%        1.51%
   Portfolio Turnover Rate                   11.72%        20.95%        22.56%       36.63%
   Average Actual Commission paid per
    share4                               $  0.0737     $  0.0871     $  0.0813          n/a



                                                                                    14 days
                                                                                     ended
                                            1993         1992          1991         12/31/90
                                        ------------ ------------ ------------- ---------------
Net Asset Value, Beginning of
 Period                                  $  13.743    $  11.514     $   9.999     $   10.000
   Income From Investment Operations
   ------------------------------------
   Net Investment Income                     0.122        0.180         0.232          0.005
   Net Gains on Securities
    (both realized and unrealized)           0.745        2.229         1.728          0.000
                                         ---------    ---------     ---------     ----------
   Total from Investment Operations          0.867        2.409         1.960          0.005
   Less Distributions
   ------------------------------------
   Dividends (from Net Investment
    Income)                                 (0.122)      (0.180)       (0.233)        (0.006)
   Distributions (from Capital Gains)       (0.215)       0.000        (0.212)         0.000
                                         ---------    ---------     ---------     ----------
    Total Distributions                     (0.337)      (0.180)       (0.445)        (0.006)
Net Asset Value, End of Period           $  14.273    $  13.743     $  11.514     $    9.999
TOTAL RETURN3                                 6.37%       21.04%        19.98%         (0.03%)
RATIOS / SUPPLEMENTAL DATA
   Net Assets, End of Period
    (000's omitted)                      $  19,666    $  10,298     $   4,423     $      200
   Ratio of Expenses to Average Net
    Assets                                    1.25%        1.25%         1.25%          0.82%1
   Ratio of Net Income to Average Net
    Assets                                    0.94%        1.54%         2.43%          2.15%1
   Portfolio Turnover Rate                   29.09%       37.09%        21.17%          n/a2
   Average Actual Commission paid per
    share4                                     n/a          n/a          n/a            n/a

1 Annualized

2 Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.

3 Past performance is not predictive of future performance.

4 Does not include spreads on shares traded on a principal basis.



See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


December 31, 1997
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     Securities Transactions and Investment Income Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the first-in first-out basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     Net Asset Value The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     Use of Estimates In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


December 31, 1997
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the twelve months ended December 31, 1997, The Torray Fund paid management fees of $3,446,533 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 1997, totaled $455,086. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees ($5,000 per annum and $500 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 1997, aggregated $440,356,344 and $39,746,205, respectively. Net unrealized appreciation of investments at December 31, 1997, includes aggregate unrealized gains of $141,465,306 and unrealized losses of $3,531,165.

The Torray Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


December 31, 1997
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:



                                           Year                                Year
                                           ended                              ended
                                         12/31/97                            12/31/96
                             ---------------------------------   --------------------------------
                                  Shares            Amount           Shares           Amount
                             ---------------   ---------------   -------------   ----------------
Shares issued                   14,964,177     $429,745,172        2,666,305      $  60,693,638
Reinvestment of dividends
 and distributions                 308,776       10,221,775          109,550          2,717,587
Shares redeemed                 (1,918,913)     (56,280,633)        (675,296)       (14,424,162)
                                ----------     ------------        ---------      -------------
                                13,354,040     $383,686,314        2,100,559      $  48,987,063
                                ==========     ============        =========      =============

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 760,896 shares or 4.23% of the Fund.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Shareholders and Board of Trustees of
The Torray Fund
Bethesda, Maryland



     We have audited the accompanying statement of assets and liabilities of The Torray Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsiblity is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the six years in the period ended December 31, 1996 and for the period from December 18, 1990 (commencement of operations) through December 31, 1990 were audited by other auditors whose report dated January 22, 1997 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


                                        BRIGGS, BUNTING & DOUGHERTY, LLP




Philadelphia, Pennsylvania
January 16, 1998

                                   TRUSTEES
-------------------------------------------------------------------------
                               Frederick Amling
                                Bruce C. Ellis
                                William M Lane
                                Robert P. Moltz
                               Roy A. Schotland
                                Wayne H. Shaner





                              INVESTMENT ADVISOR
-------------------------------------------------------------------------
                            The Torray Corporation

                                   OFFICERS
                                   --------

                          Robert E. Torray, President
                        Douglas C. Eby, Vice President
                        William M Lane, Vice President





                                TRANSFER AGENT
-------------------------------------------------------------------------
                              FPS Services, Inc.

                              3200 Horizon Drive
                      King of Prussia, Pennsylvania 19406
                                1-800-626-9769





                                 LEGAL COUNSEL
-------------------------------------------------------------------------
                          Morgan, Lewis & Bockius LLP

                              1800 M Street, N.W.
                            Washington, D.C. 20036





                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.




                                      The
                                    TORRAY
                                     FUND


                                 ANNUAL REPORT
                               December 31, 1997








                                The Torray Fund
                                   Suite 450
                             6610 Rockledge Drive
                           Bethesda, Maryland 20817
                                (301) 493-4600
                                 1-800-443-3036